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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - September 14, 2001


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)


             TEXAS                         000-22007             76-0519693
  (State or other jurisdiction     (Commission File Number)   (I.R.S.Employer
of incorporation or organization)                            Identification No.)


                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)


                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On September 14, 2001, Southwest Bancorporation of Texas, Inc. (the "Company") announced that the Company's Board of Directors had approved a stock buyback program. The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated September 14, 2001 announcing such event.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         99.1     -        News Release dated September 14, 2001, announcing the
                           approval by its Board of Directors of a stock buyback program.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  September 17, 2001           By:   /s/  R. JOHN McWHORTER
                                               R. John McWhorter
                                       Senior Vice President and Controller


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                                 EXHIBIT INDEX


       Exhibits                        Description
       --------                        -----------

         99.1     -        News Release dated September 14, 2001, announcing the
                           approval by its Board of Directors of a stock buyback program.